Income Taxes	12 Months Ended
Jan. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Effective Tax Rate
The domestic and foreign components of income (loss) before provision for (benefit from) income taxes consisted of the following (in thousands):

	Fiscal Year Ended January 31,
	2016	2015	2014
Domestic	$(49,558)	$(211,253)	$(326,392)
Foreign	113,837	(1,832)	(31,543)
	$64,279	$(213,085)	$(357,935)

The provision for (benefit from) income taxes consisted of the following (in thousands):

	Fiscal Year Ended January 31,
	2016	2015	2014
Current:
Federal	$40,723	$893	$(10,431)
State	13,023	1,388	(245)
Foreign	57,347	50,493	39,784
Total	111,093	52,774	29,108
Deferred:
Federal	1,453	8,771	(128,798)
State	(426)	(10,830)	(22,012)
Foreign	(415)	(1,112)	(4,058)
Total	612	(3,171)	(154,868)
Provision for (benefit from) income taxes	$111,705	$49,603	$(125,760)

Prior to the adoption of ASU 2016-09 in fiscal 2017, the Company recorded net tax benefits that resulted from allocating certain tax effects related to exercises of stock options and vesting of restricted stock directly to stockholders’ equity in the amount of $59.5 million, $7.7 million and $8.1 million for fiscal 2016, 2015 and 2014, respectively.
In fiscal 2016, the Company recorded income taxes in profitable jurisdictions outside the United States and current tax expense in the United States. The Company had U.S. current tax expense as a result of taxable income before considering certain excess tax benefits from stock options and vesting of restricted stock. In fiscal 2015, the Company recorded income taxes in profitable jurisdictions outside the United States, which was partially offset by tax benefits from current year losses incurred by ExactTarget in certain state jurisdictions. In fiscal 2014, the Company recorded a partial release of its valuation allowance primarily in connection with the acquisition of ExactTarget. Due to the ExactTarget acquisition, a deferred tax liability was recorded for the book-tax basis difference related to purchased intangibles. The net deferred tax liability from acquisitions provided an additional source of income to support the realizability of the Company’s pre-existing deferred tax assets and as a result, the Company released a portion of its valuation allowance and recorded a tax benefit of $143.1 million.
A reconciliation of income taxes at the statutory federal income tax rate to the provision for (benefit from) income taxes included in the accompanying consolidated statements of operations is as follows (in thousands):

	Fiscal Year Ended January 31,
	2016	2015	2014
U.S. federal taxes at statutory rate	$22,498	$(74,580)	$(125,277)
State, net of the federal benefit	(5,260)	(5,332)	(10,780)
Foreign taxes in excess of the U.S. statutory rate	(25,780)	29,880	33,412
Change in valuation allowance	139,565	100,143	(25,048)
Tax credits	(48,943)	(28,056)	(22,293)
Non-deductible expenses	26,841	26,224	21,407
Tax expense/(benefit) from acquisitions	1,584	2,341	1,811
Other, net	1,200	(1,017)	1,008
Provision for (benefit from) income taxes	$111,705	$49,603	$(125,760)

In December 2015, the U.S Tax Court ("Tax Court") formally entered its decision in Altera Corporation's ("Altera") litigation with the Internal Revenue Service ("IRS"). The litigation relates to the treatment of stock-based compensation expense in an inter-company cost-sharing arrangement with Altera's foreign subsidiary. In its opinion, the Tax Court accepted Altera's position of excluding stock-based compensation from its inter-company cost-sharing arrangement. However, the IRS appealed the Tax Court's decision on February 19, 2016. The Company will continue to monitor this matter and the related potential impacts to its financial statements. During the third quarter of fiscal 2016, the Company amended its inter-company cost-sharing arrangement to exclude stock-based compensation expense beginning in fiscal 2016 and accordingly, the Company recognized the related tax benefit through its tax provision. The Company also recorded a tax benefit of $30.4 million related to the Company's historical tax filing position, which was offset by the valuation allowance. In the above reconciliation, most of the Altera related tax benefit was reflected in the foreign taxes in excess of the U.S. statutory rate, which was partially offset by the change in valuation allowance.
In December 2015, the Protecting Americans from Tax Hikes (PATH) Act of 2015 was signed into law, which made permanent several business-related provisions such as the research tax credit for qualifying amounts paid or incurred after December 31, 2014, and extended other expired provisions including bonus depreciation. While the retroactive benefit of the research tax credits was fully offset by an increase of the Company's valuation allowance in fiscal 2016 tax provision, the bonus depreciation election reduced the Company's taxable income before considering certain excess tax benefits from stock options and vesting of restricted stock, which correspondingly reduced U.S current tax expense by $18.9 million.
In December 2014, the Tax Increase Prevention Act of 2014 was signed into law, which retroactively renewed expired provisions including research and development tax credits through the end of calendar year 2014. The enacted law change did not impact the Company's fiscal 2015 tax provision as the retroactive benefit of the research tax credits was fully offset by an increase in valuation allowance.
The Company receives certain tax incentives in Switzerland and Singapore in the form of reduced tax rates. The tax reduction program in Switzerland expired in fiscal 2015, and the program in Singapore expired in fiscal 2016.
Deferred Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	As of January 31,
	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$260,015	$252,858
Deferred stock-based expense	89,532	96,753
Tax credits	211,997	152,715
Deferred rent expense	49,790	58,849
Accrued liabilities	122,950	92,506
Deferred revenue	14,261	15,664
Basis difference on strategic and other investments	26,202	24,637
Financing obligation	127,198	84,095
Deferred cost sharing adjustment	30,351	0
Other	22,845	20,017
Total deferred tax assets	955,141	798,094
Less valuation allowance	(439,971)	(293,097)
Deferred tax assets, net of valuation allowance	515,170	504,997
Deferred tax liabilities:
Deferred commissions	(121,071)	(107,197)
Purchased intangibles	(160,200)	(213,920)
Unrealized gains on investments	(2,858)	(1,793)
Depreciation and amortization	(224,435)	(171,908)
Other	(2,207)	(3,157)
Total deferred tax liabilities	(510,771)	(497,975)
Net deferred tax assets	$4,399	$7,022

At January 31, 2016, for federal income tax purposes, the Company had net operating loss carryforwards of approximately $2.3 billion, which expire in fiscal 2021 through fiscal 2036, federal research and development tax credits of approximately $146.3 million, which expire in fiscal 2020 through fiscal 2036, foreign tax credits of approximately $26.8 million, which expire in fiscal 2019 through fiscal 2026, and minimum tax credits of $0.7 million, which have no expiration date. For California income tax purposes, the Company had net operating loss carryforwards of approximately $845.0 million which expire beginning in fiscal 2017 through fiscal 2036, California research and development tax credits of approximately $124.2 million, which do not expire, and $9.5 million of enterprise zone tax credits, which expire in fiscal 2025. For other states income tax purposes, the Company had net operating loss carryforwards of approximately $1.1 billion which expire beginning in fiscal 2017 through fiscal 2036 and tax credits of approximately $11.1 million, which expire beginning in fiscal 2021 through fiscal 2026. Utilization of the Company’s net operating loss carryforwards may be subject to substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such an annual limitation could result in the expiration of the net operating loss and tax credit carryforwards before utilization.

The Company regularly assesses the realizability of its deferred tax assets and establishes a valuation allowance if it is more-likely-than-not that some or all of its deferred tax assets will not be realized. The Company evaluates and weighs all available positive and negative evidence such as historic results, future reversals of existing deferred tax liabilities, projected future taxable income, as well as prudent and feasible tax-planning strategies. Generally, more weight is given to objectively verifiable evidence, such as the cumulative loss in recent years. The Company recorded a valuation allowance as it considered its cumulative loss in recent years as a significant piece of negative evidence that is difficult to overcome. During fiscal 2016, the valuation allowance increased by $146.9 million, primarily due to federal and state research tax credits and other U.S deferred tax assets. The Company will continue to assess the realizability of the deferred tax assets in each of the applicable jurisdictions going forward.
Prior to the adoption of ASU 2016-09 in fiscal 2017, the excess tax benefits associated with stock option exercises were recorded directly to stockholders’ equity only when such benefits were realized following the tax law ordering approach. As a result, the excess tax benefits included in net operating loss carryforwards that were not reflected in deferred tax assets for fiscal 2016 and 2015 were $623.2 million and $527.2 million, respectively.
Tax Benefits Related to Stock-Based Expense
The total income tax benefit related to stock-based awards was $180.2 million, $170.8 million and $147.8 million for fiscal 2016, 2015 and 2014, respectively, the majority of which was not recognized as a result of the valuation allowance.
Unrecognized Tax Benefits and Other Considerations
The Company records liabilities related to its uncertain tax positions. Tax positions for the Company and its subsidiaries are subject to income tax audits by multiple tax jurisdictions throughout the world. Certain prior year tax returns are currently being examined by various taxing authorities in countries including the United States, Switzerland and the United Kingdom. The Company recognizes the tax benefit of an uncertain tax position only if it is more likely than not that the position is sustainable upon examination by the taxing authority, based on the technical merits. The tax benefit recognized is measured as the largest amount of benefit which is greater than 50 percent likely to be realized upon settlement with the taxing authority. The Company had gross unrecognized tax benefits of $172.7 million, $146.2 million, and $102.3 million as of January 31, 2016, 2015 and 2014 respectively.
A reconciliation of the beginning and ending balance of total unrecognized tax benefits for fiscal years 2016, 2015 and 2014 is as follows (in thousands):

	Fiscal Year Ended January 31,
	2016	2015	2014
Balance as of February 1,	$146,188	$102,275	$75,144
Tax positions taken in prior period:
Gross increases	7,456	17,938	8,420
Gross decreases	(7,264)	(1,967)	(4,466)
Tax positions taken in current period:
Gross increases	38,978	34,226	27,952
Settlements	(8,684)	0	0
Lapse of statute of limitations	(781)	(1,224)	(5,205)
Currency translation effect	(3,152)	(5,060)	430
Balance as of January 31,	$172,741	$146,188	$102,275

For fiscal 2016, 2015 and 2014 total unrecognized tax benefits in an amount of $56.2 million, $44.6 million and $34.9 million, respectively, if recognized, would reduce income tax expense and the Company’s effective tax rate after considering the impact of the change in valuation allowance in the U.S.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits in the income tax provision. The Company accrued penalties and interest in the amount of $1.3 million, $1.3 million and $0.6 million in income tax expense during fiscal 2016, 2015 and 2014, respectively. The balance in the non-current income tax payable related to penalties and interest was $6.3 million, $4.6 million and $3.3 million as of January 31, 2016, 2015 and 2014, respectively.
The Company has operations and taxable presence in multiple jurisdictions in the U.S. and outside of the U.S. Tax positions for the Company and its subsidiaries are subject to income tax audits by multiple tax jurisdictions around the world. The Company currently considers U.S. federal and state, Canada, Japan, Australia, Germany, France and the United Kingdom to be major tax jurisdictions. The Company’s U.S. federal and state tax returns since February 1999, which was the inception of the Company, remain open to examination. With some exceptions, tax years prior to fiscal 2008 in jurisdictions outside of U.S. are generally closed. However, in Japan and United Kingdom, the Company is no longer subject to examinations for years prior to fiscal 2014 and fiscal 2011, respectively.
The Company is currently under audit by the U.S. Internal Revenue Service and California Franchise Tax Board for fiscal 2011 to 2012 and fiscal 2009 to 2010, respectively. Additionally, examinations are conducted in other international jurisdictions, including Switzerland and the United Kingdom. During fiscal 2016, the Company completed examinations or effectively settled on tax positions with various taxing authorities and accordingly, decreased unrecognized tax benefits by $8.7 million resulting from settlements. The Company regularly evaluates its uncertain tax positions and the likelihood of outcomes from these tax examinations. Significant judgment and estimates are necessary in the determination of income tax reserves. The Company believes that it has provided adequate reserves for its income tax uncertainties. However, the outcome of the tax audits cannot be predicted with certainty. If any issues addressed in the Company's tax audits are resolved in a manner inconsistent with management's expectations, the Company could adjust its provision for income taxes in the future. In the next twelve months, as some of these ongoing examinations are completed and tax positions in these tax years meet the conditions of being effectively settled, the Company anticipates it is reasonably possible that a decrease of unrecognized tax benefits up to approximately $15 million may occur.